Exhibit 10.26

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of January 31, 2013 (the "Amendment Date") by and between FDG MEZZANINE A LLC, a Delaware limited liability company, and FLAGLER DEVELOPMENT COMPANY LLC, a Florida limited liability company (each a "Sellers," and collectively, "Sellers"), and PARKWAY PROPERTIES LP, a Delaware limited partnership (as "Buyer").
WITNESSETH:
A.    Sellers and Buyer are parties to that certain Purchase and Sale Agreement, dated January 21, 2013 (the "Agreement").
B.    Sellers and Buyer desire to amend the Agreement as set forth in this Amendment.
NOW, THEREFORE, for and in consideration of the mutual advantages arising by virtue of this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Sellers and Buyer, Sellers and Buyer hereby covenant and agree as follows:
1.Recitals and Definitions. The recitals set forth above are true and correct and they are incorporated herein by this reference. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.
2.Amendments to Defined Terms.
(a)The definition of Escrow Agent set forth in Section 1.01 is hereby amended by deleting in its entirety and replacing it with the following:
"Escrow Agent" means First American Title Insurance Company, Winter Park, Florida office, having an address of First American Title Insurance Company, Eastern Division, 2233 Lee Road, Winter park, Florida 32771, Attn: Larry P. Deal."
(b)The definition of Equipment Leases set forth in Section 10.01 is hereby amended by deleting in its entirety and replacing it with the following:
"Equipment Leases" means those leases for equipment listed on Schedule D attached hereto."
(c)The definition of Excluded Personalty set forth in Section 10.01 is hereby amended by deleting in its entirety and replacing it with the following:

“Excluded Personalty” means any, furniture, furnishings, equipment or other personal property (including, without limitation, trade fixtures in, on, around or affixed to the Real Property) owned or leased by any Tenant, non Affiliate managing agent or leasing agent, or contractor at the Real Property (or any employee of the foregoing), and, including, without limitation, those items of personal property reflected on Schedule H attached hereto."
(d)The definition of FDG North set forth in Section 10.01 is hereby amended by deleting in its entirety and replacing it with the following:

“FDG North” means FDG Deerwood North LLC, a Delaware limited liability company.
(e)    The definition of FDG South set forth in Section 10.01 is hereby amended by deleting in its entirety and replacing it with the following:

“FDG South” means FDG Deerwood South LLC, a Delaware limited liability company.
3.Section 2.01(b). Section 2.01(b) is hereby amended by deleting the phrase “[to be reviewed by tax counsel]" from the end thereof.
4.Section 2.03(c). Section 2.03(c) is hereby amended by adding the following at the end: “Further, at the Closing, the Purchase Price shall be decreased by an amount equal to that portion of the “free rent” owed to Tenants in connection with Leases entered into prior to the Effective Date (as reflected on Schedule 2.03(c) attached hereto) allocated to the time period between the Closing Date and December 31, 2013, with it being understood that Buyer shall be responsible for any “free rent” granted to any Tenant in connection with Leases entered into after the Effective Date and any “free rent” due after December 31, 2013.”
5.Section 10.02. Section 10.02 is hereby amended by adding the following new subsection to the end thereof:
(o)    At Closing, Sellers shall deliver to Buyer evidence that the following Contracts have been terminated and that no Seller Subsidiary has any further liability thereunder: (i) that certain Management Services Agreement by and between FDG North and Flagler Development Realty LLC, dated February 12, 2009; and (ii) that certain Management Services Agreement by and between FDG South and Flagler Development Realty LLC, dated June 23, 2011.
6.Section 6.09. Section 6.09 is hereby amended by deleting the phrase “[to be reviewed by tax counsel]” from the section heading thereof.

7.Update of Schedules. The Agreement is hereby amended by deleting the following schedules thereto and replacing such schedules with the applicable corresponding schedules attached to this Amendment: Schedule A, Schedule c-1, Schedule D, Schedule H, Schedule1(b), Schedule 6.07, Schedule 6.10, Schedule 6.10(g), Schedule 6.10(h), Schedule 6.10(i), Schedule 6.10(j) and Schedule 6.18. In addition, the Agreement is amended by adding Schedule 2.03(c) attached to this Amendment to the Agreement.
8.List of Attachments. The Agreement is hereby amended by list of “Attachments” following the signature pages to the Agreement and replacing it with the following:

Schedule A	Entities and Properties

Schedule B	Existing Indebtedness

Schedule C-1	Deerwood North Portfolio Legal Description

Schedule C-2	Deerwood South Portfolio Legal Description

Schedule D	Equipment Leases

Schedule E	Permitted Liens

Schedule F	Purchase Price Allocations

Schedule G	Wire Instructions

Schedule H	Excluded Personalty

Schedule 1(a)	List of Environmental Reports

Schedule 1(b)	List of Personal Property

Schedule 2.03(c)	Free Rent Schedule

Schedule 6.06	Litigation Schedule

Schedule 6.07	Contract

Schedule 6.08	Compliance with Laws

Schedule 6.10	Lease Information

Schedule 6.11	List of Environmental Matters

Schedule 6.18	Insurance

Schedule 6.19	Bank Accounts

Schedule 8.09	Certain Employees

Exhibit A	Intentionally Deleted

Exhibit B	Form of Tenant Estoppel Certificate

Exhibit C	Form of Sellers’ Estoppel Certificate

Exhibit D	Form of Assignment and Assumption Agreement (Interests)

Exhibit E	Form of Bring Down Certificate for Sellers

Exhibit F	Form of Title Affidavit

Exhibit G	Form of Bring Down Certificate for Buyer

Exhibit H	Form of Deerwood Estoppel
9.Effect. Except as expressly modified hereby, the Agreement shall remain unmodified and in full force and effect, and, as modified and amended hereby, is expressly ratified and confirmed by the parties hereto. To the extent any of the provisions of this Amendment are inconsistent with any of the provisions set forth in the Agreement, the provisions of this Amendment shall govern and control.

10.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile or electronic mail transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.
[Signature pages follow]

IN WITNESS WHEREOF, Sellers and Buyer have executed this Amendment as of the date first above written.
SELLERS:
FDG mezzanine A, LLC
a Delaware limited liability company
By: /s/ Kolleen Cobb
Name: Kolleen Cobb
Title: Vice President
FLAGLER development company, LLC
a Florida limited liability company
By: /s/ Kolleen Cobb
Name: Kolleen Cobb
Title: Vice President
BUYER:
PARKWAY PROPERTIES LP
a Delaware limited partnership

By:	PARKWAY PROPERTIES GENERAL PARTNERS, INC., a Delaware corporation, its general partner
/s/ Jeremy R. Dorsett
Name: Jeremy R. Dorsett
Title:Executive Vice President and General Counsel
/s/ M. Jayson Lipsey
Name: M. Jayson Lipsey
Title: Executive Vice President & Chief Operating Officer

For purposes of acknowledging the foregoing Amendment:

FLORIDA EAST COAST INDUSTRIES, INC.
By: /s/ Kolleen Cobb
Name: Kolleen Cobb
Title: Executive Vice President
ESCROW AGENT:
FIRST AMERICAN TITLE INSURANCE COMPANY
By:
Name:
Title: